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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in this registration statement of our reports dated March 6, 1996 included and incorporated by reference herein and to all references to our Firm included in this registration statement.

                                          /s/  ARTHUR ANDERSEN LLP

October 16, 1996